UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2011

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 4, 2011, the Manager entered into a Consulting Agreement with KMAC Advisors, LLC (“KMAC”).  Pursuant to the Consulting Agreement, the Manager will pay consulting fees to KMAC for services that have been and will be performed by KMAC in connection with the formation, capitalization, operation and management of Orchid.

The fees payable to KMAC under the Consulting Agreement will vary based on the amount of fees earned by the Manager under the Management Agreement.  Assuming the successful completion of the Offering, the Manager would pay consulting fees to KMAC in an amount equal to 50% of the asset management fees earned by the Manager during the 12 months following the completion of the Offering, not to exceed $1.2 million.  A copy of the Consulting Agreement is filed as an exhibit with this Form 8-K.

ITEM 8.01.  OTHER EVENTS.

On May 3, 2011, Orchid Island Capital, Inc. (“Orchid”), a wholly-owned subsidiary of Bimini Capital Management, Inc. (the “Company”), filed a Form S-11 Registration Statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a proposed  initial public offering (the “Offering”) of its Class A common stock (the “Shares”).  The number of shares of Class A common stock and the price range of the offering have not yet been determined.  The net proceeds of the Offering are expected to be used to purchase pass-through Agency residential mortgage-backed securities and structured Agency residential mortgage-backed securities.  Orchid intends to elect to be taxed as a real estate investment trust for federal income tax purposes.

The Company, through Bimini Advisors, Inc., its newly-formed taxable REIT subsidiary (the “Manager”), expects to provide management services to Orchid pursuant to the terms of a Management Agreement that is expected to be entered into by Orchid and the Manager upon completion of the Offering (the “Management Agreement”).  The terms of the Management Agreement have not yet been finalized.

The Registration Statement referenced above has been filed by Orchid with the SEC but has not yet become effective.  The Company cannot assure you that the Offering will be completed, or if completed, the terms thereof.  The securities of Orchid may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.  The offering of the Shares will be made only by means of a prospectus. When available, a preliminary prospectus related to the offering may be obtained by contacting:  Barclays Capital Inc., by mail c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by email at  Barclaysprospectus@broadridge.com or by telephone at (888) 603-5847; JMP Securities LLC, by mail 600 Montgomery Street, 10th Floor, San Francisco, CA 94111 Attention: Prospectus Department or by telephone at (415) 835-8937.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 10.13 ― Consulting Agreement between Bimini Advisors, Inc. and KMAC Advisors, LLC dated May 4, 2011.

FORWARD-LOOKING STATEMENTS

When used in this Current Report on Form 8-K, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements are based on information available at the time and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in such forward-looking statements.  In particular, there can be no assurance that the Offering will be completed on the terms contemplated by the Registration Statement, if at all, or that the Management Agreement will contain the terms described in the Registration Statement or that the Company will receive management fees or other economic benefits in connection with the Offering.  Other important factors that could cause actual performance or results to differ from those expressed in forward-looking statements are described in the Registration Statement, the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.  The Company assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other factors affecting forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer